SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 MARCH 12, 2009

                                ENTECH SOLAR, INC.
                                ------------------
               (Exact Name of Registrant as specified in charter)

   Delaware                         0-16936                       33-0123045
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(State or other jurisdiction      (Commission                 (IRS Employer
   of incorporation)               File Number)             Identification No.)


    200 Ludlow Drive, Ewing Business Park, Ewing, New Jersey       08638
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      (Address of principal executive offices)                (Zip Code)


      Registrant's telephone number, including area code:   609/ 818-0700


                  ---------------------------------------------
          (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS: ELECTION OF DIRECTORS;
              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

 (d) The Company appointed Mark J. O'Neill to the Board of Directors of the Company on March 12, 2009, effective immediately. Mr. O'Neill will serve as a Class II director until the 2011 annual meeting of the stockholders or until his
successor is duly elected and qualified.   Mr. O'Neill, age 63, is the Company's
Chief Technology Officer and co-founder of Entech, Inc. Prior to co-founding Entech in 1983, Mr. O'Neill served in a variety of engineering and management positions with E-Systems, Inc., Northrop, Inc., and Lockheed Missiles & Space Company. Mr. O'Neill has authored 15 U.S. patents for inventions ranging from Fresnel lens solar concentrators to collimating tubular skylights. He holds a B.S. in Aerospace Engineering from the University of Notre Dame.

A copy of the press release related to this appointment is furnished as Exhibit
99.1 to this report.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

99.1     Press Release dated March 12, 2009.

______________________________________________________________________________

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ENTECH SOLAR, INC.


By:  /s/ Stephen A. Salvo
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     Stephen A. Salvo
     Secretary


Date:  March 17, 2009




EXHIBIT INDEX
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99.1     Press release dated March 17, 2009

                                                                    EXHIBIT 99.1


       ENTECH SOLAR APPOINTS CTO MARK J. O'NEILL TO BOARD OF DIRECTORS
       ---------------------------------------------------------------

Thursday March 12, 5:00 pm ET

FORT WORTH, Texas--(BUSINESS WIRE)--Entech Solar (OTC BB: ENSL.OB - News), a leader in concentrating solar energy systems, announced today that it has appointed chief technology officer Mark J. O'Neill to its Board of Directors.

"We are very pleased to announce that Mark will join our board, effective immediately," said Frank Smith, CEO of Entech Solar. "As a co-founder of ENTECH, Mark has been essential to building the Company into what it is today and creating a unified vision behind our commercialization strategy. His appointment to the board reflects his unparalleled qualifications and passion to succeed."

Mr. O'Neill is CTO of Entech Solar and a co-founder of ENTECH, Inc. Prior to the founding of ENTECH in 1983, Mr. O'Neill served in a variety of engineering and management positions with E-Systems, Inc., Northrup, Inc., and Lockheed Missiles & Space Company. Mr. O'Neill is a graduate of Notre Dame, with a B.S. in Aerospace Engineering, and he performed graduate studies in Mechanical Engineering at the University of Alabama, Huntsville, while working at Lockheed. He has directed major research and technology development programs related to solar energy systems for space and ground applications since 1972. Mr. O'Neill has authored or co-authored more than 160 technical publications related to solar energy and 15 U.S. Patents for inventions ranging from Fresnel lens solar concentrators to collimating tubular skylights.

About Entech Solar

Entech Solar is a leading provider of concentrating solar energy systems. Entech designs, manufactures and installs systems that provide both electricity and thermal energy for commercial and industrial applications. Entech uses its proprietary concentrating photovoltaic and thermal (CPVT) technology to deliver the ThermaVolt system, which produces cost-competitive distributed energy. For more information, please visit www.entechsolar.com.

Contact:

Entech Solar Press Contact:
Jessica Bloomgarden
jbloomgarden@entechsolar.com

or

Entech Solar Investor Relations Contact:
Chris Witty, 646-438-9385
cwitty@darrowir.com